                                                                     EXHIBIT 2.4

================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                   SCHEDULE TO
                                 (Rule 14d-100)
            Tender Offer Statement under Section 14(d)(1) or 13(e)(1)
                     of the Securities Exchange Act of 1934

                        --------------------------------

                 AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.
                       (Name of Subject Company (Issuer))

                             ARVP ACQUISITION, L.P.
                            ARV ASSISTED LIVING, INC.
                       (Names of Filing Person (Offeror))

                            LIMITED PARTNERSHIP UNITS
                         (Title of Class of Securities)

                                    029317203
                      (CUSIP Number of Class of Securities)

                        --------------------------------

                               Douglas M. Pasquale
                             Chief Executive Officer
                             ARVP Acquisition, L.P.
                            ARV Assisted Living, Inc.
                          245 Fischer Avenue, Suite D-1
                              Costa Mesa, CA 92626
                                 (714) 751-7400

          (Name, address, and telephone numbers of person authorized to receive notices and communications on behalf of filing persons)

                                 With a copy to:

                              Gary J. Singer, Esq.
                              O'Melveny & Myers LLP
                            610 Newport Center Drive
                                   17th Floor
                         Newport Beach, California 92660
                                 (949) 760-9600

                        --------------------------------

                            Calculation of Filing Fee

--------------------------------------------------------------------------------
    Transaction valuation*                          Amount of filing fee**

        $3,600,000                                          $720
--------------------------------------------------------------------------------
* For purposes of calculating amount of filing fee only. This calculation assumes the purchase of 10,000 of the outstanding limited partnership units of American Retirement Villas Properties III, L.P. at a purchase price of $360 per unit.

** The amount of the filing fee calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the value of the transaction.

[ ] Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              Amount Previously Paid:___________________

              Form or Registration No.:_________________

              Filing Party:_____________________________

              Date Filed:_______________________________

[ ] Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

[X]    third-party tender offer subject to Rule 14d-1.

[ ]    issuer tender offer subject to Rule 13e-4.

[X]    going-private transaction subject to Rule 13e-3.

[ ]    amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: [ ]

                                   SCHEDULE TO

       This Tender Offer Statement on Schedule TO ("Schedule TO") relates to the offer by ARVP Acquisition, L.P. (the "Purchaser"), a California limited partnership which is wholly-owned by ARV Assisted Living, Inc., a Delaware corporation (the "General Partner"), to purchase up to 10,000 of the outstanding limited partnership units (the "Units") of American Retirement Villas Properties III, L.P., a California limited partnership (the "Partnership"), at a net cash price of $360 per Unit, without interest, reduced by the amount of distributions per Unit, if any, made by the Partnership from the date of the offer until the date on which the General Partner purchases the Units tendered pursuant to the Offer to Purchase (the "Offer to Purchase") dated October 18, 2001 and the related Letter of Transmittal (the "Letter of Transmittal" which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the "Offer"), copies of which are attached as Exhibits (a)(1)(A) and
(a)(1)(B) hereto, respectively. This Schedule TO is being filed by the Purchaser and the General Partner.

       The information set forth in the Offer to Purchase, including all schedules and annexes thereto, and the Letter of Transmittal is hereby incorporated by reference herein in answer to the items of this Schedule TO.

ITEM 1. SUMMARY TERM SHEET.

       The information set forth in the section of the Offer to Purchase entitled "SUMMARY TERM SHEET" is incorporated herein by reference.

ITEM 2. SUBJECT COMPANY INFORMATION.

       (a) Name and Address. The name of the Partnership is American Retirement Villas Properties III, L.P. The address of its principal executive office is 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626. The phone number of its principal executive office is (714) 751-7400.

       (b) Securities. The securities which are the subject of the Offer are the Partnership's outstanding limited partnership units. There are currently 18,666 limited partnership units of the Partnership outstanding.

       (c) Trading Market and Price. The information set forth in "SPECIAL FACTORS--Determination of the Offer Price--Prices of Units in Secondary Market Sales Reported to the Partnership" of the Offer to Purchase is incorporated herein by reference.

ITEM 3. IDENTITY AND BACKGROUND OF FILING PERSON.

       (a) Name and Address. The names of the filing persons are ARVP Acquisition, L.P., which is wholly-owned by ARV Assisted Living, Inc., and ARV Assisted Living, Inc., the general partner of the Partnership. The address of the Purchaser's principal executive office is 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626. The phone number of the Purchaser's principal executive office is (714) 751-7400. The address of the General Partner's principal executive office is 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626. The phone number of the General Partner's principal executive office is (714) 751-7400. The information set forth in "THE TENDER OFFER--Certain Information Concerning the General Partner and the Purchaser,"


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
"SCHEDULE I--Directors and Executive Officers of the General Partner," "SCHEDULE I--Principal Business Address and Phone Number of Certain Entities Affiliated with the General Partner," and "SCHEDULE I--Directors and Executive Officers of Lazard Freres & Co. LLC," of the Offer to Purchase is incorporated herein by reference.

       (b) Business and Background of Entities. The information set forth in "THE TENDER OFFER--Certain Information Concerning the General Partner and the Purchaser" and "SCHEDULE I--Principal Business Address and Phone Number of Certain Entities Affiliated with the General Partner" of the Offer to Purchase is incorporated herein by reference.

       (c) Business and Background of Natural Persons. The information set forth in "THE TENDER OFFER--Certain Information Concerning the General Partner and the Purchaser" and "SCHEDULE I--Directors and Executive Officers of Lazard Freres & Co. LLC," of the Offer to Purchase is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

       (a) Material Terms. The information set forth in the sections of the Offer to Purchase entitled "SUMMARY TERM SHEET," "THE TENDER OFFER--Terms of the Offer; Expiration Date; Proration," "THE TENDER OFFER--Acceptance for Payment and Payment," "SPECIAL FACTORS--Effects of the Offer," and "SPECIAL FACTORS--Certain United States Federal Income Tax Consequences" is incorporated herein by reference.

ITEM 5. PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS.

       (a) Transactions. The information set forth in "SPECIAL FACTORS-- Transactions, Negotiations and Agreements; Interest in Securities of the Partnership" of the Offer to Purchase is incorporated herein by reference.

       (b) Significant Corporate Events. The information set forth in "SPECIAL FACTORS--Background and Purpose of the Offer" of the Offer to Purchase is incorporated herein by reference.

ITEM 6. PURPOSES OF THE TRANSACTION AND PLANS OR PROPOSALS.

       (a) Purposes. The information set forth in "SPECIAL FACTORS--Background and Purpose of the Offer" of the Offer to Purchase is incorporated herein by reference.

       (c) Plans. The information set forth in "SPECIAL FACTORS--Alternatives Considered to the Offer," "SPECIAL FACTORS--Effects of the Offer" and "SPECIAL FACTORS--Risk Factors--Refinancing of loan relating to Villa Las Posas" of the Offer to Purchase is incorporated herein by reference.

ITEM 7. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

       (a) Source of Funds. The information set forth in "THE TENDER OFFER-- Source and Amount of Funds" of the Offer to Purchase is incorporated herein by reference.


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

       (b) Conditions. Not applicable.

       (d) Borrowed Funds. Not applicable.

ITEM 8. INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

       (a) Securities Ownership. The information set forth in "SPECIAL FACTORS--Transactions, Negotiations and Agreements; Interest in Securities of the Partnership" of the Offer to Purchase is incorporated herein by reference.

       (b) Securities Transactions. The information set forth in "SPECIAL FACTORS--Transactions, Negotiations and Agreements; Interest in Securities of the Partnership" of the Offer to Purchase is incorporated herein by reference.

ITEM 9. PERSONS/ASSETS, RETAINED, EMPLOYED, COMPENSATED OR USED.

       (a) Solicitations or Recommendations. The information set forth in "THE TENDER OFFER--Certain Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

ITEM 10. FINANCIAL STATEMENTS.

       (a) Financial Information. The information set forth in "THE TENDER OFFER--Available Information" of the Offer to Purchase is incorporated herein by reference.

       (b) Pro Forma Information. Not applicable.

ITEM 11. ADDITIONAL INFORMATION.

       (a) Agreements, Regulatory Requirements and Legal Proceedings. The information set forth in "THE TENDER OFFER--Certain Legal Matters; Required Regulatory Approvals" of the Offer to Purchase is incorporated herein by reference.

       (b) Other Material Information. None.

ITEM 12. EXHIBITS.

(a)(1)(A)      Offer to Purchase, dated October 18, 2001.

(a)(1)(B)      Letter of Transmittal, dated October 18, 2001.

(a)(1)(C)      Notice of Withdrawal.

(a)(1)(D)      Letter to Clients.

(a)(1)(E)      Letter to Brokers, Dealers, Banks, Trust Companies and
               Other Nominees.

(a)(2)         Schedule 14D-9, dated October 18, 2001.

(a)(3)         Going-private disclosure documents.

(a)(4)         Not applicable.

(a)(5)(A)      Press release, dated October 5, 2001.

(a)(5)(B)      Press release, dated October 8, 2001.

(a)(5)(C)      Letter to Unitholders, dated October 18, 2001.

(a)(5)(D)      Press release, dated October 18, 2001.

(a)(5)(E)      Information Letter to Unitholders.

(a)(5)(F)      Letter from Red Mortgage Capital, Inc., dated October 9, 2001.

(a)(5)(G)      Urgent Letter to Unitholders.

(b)            Not applicable.

(c)(1) Appraisal by Senior Living Valuation Services, Inc. relating to Villa Las Posas, dated October 8, 2001.

(c)(2) Appraisal by Senior Living Valuation Services, Inc. relating to Chandler Villas, dated October 8, 2001.

(d)            Not applicable.

(e)            Not applicable.

(f)            Not applicable.

(g)            Not applicable.

(h)            Not applicable.


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
ITEM 13. INFORMATION REQUIRED BY SCHEDULE 13E-3.

       Item 2. Subject Company Information.

              (d) Dividends. The information set forth in "THE TENDER OFFER--Dividends and Distributions" of the Offer to Purchase is incorporated herein by reference.

              (e) Prior Public Offerings. Not applicable.

              (f) Prior Stock Purchases. The information set forth in "SPECIAL FACTORS--Transactions, Negotiations and Agreements; Interest in Securities" of the Offer to Purchase is incorporated herein by reference.

       Item 4. Terms of the Transactions.

              (c) Different Terms. Not applicable.

              (d) Appraisal Rights. The information set forth in "THE TENDER OFFER--No Appraisal Rights" of the Offer to Purchase is incorporated herein by reference.

              (e) Provisions for Unaffiliated Security Holders. Not applicable.

              (f) Eligibility for Listing or Trading. Not applicable.

       Item 5. Past Contracts, Transactions, Negotiations and Agreements.

              (c) Negotiations or Contacts. The information set forth in "SPECIAL FACTORS--Background and Purpose of the Offer" and "SPECIAL FACTORS--Alternatives Consolidated to the Sale" of the Offer to Purchase is incorporated herein by reference.

              (e) Agreements Involving the Subject Company's Securities. The information set forth in "SPECIAL FACTORS--Transactions, Negotiations and Agreements; Interest in Securities of the Partnership" of the Offer to Purchase is incorporated herein by reference.

       Item 6. Purposes of the Transaction and Plans or Proposals.

              (b) Use of Securities Acquired. The information set forth in "SPECIAL FACTORS--Effects of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (c)(8) The Suspension of the Subject Company's Obligation to File
                     Reports Under Section 15(d) of the Exchange Act.

                     Not Applicable



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
       Item 7. Purposes, Alternatives, Reasons and Effects.

              (a) Purposes. The information set forth in "SPECIAL
FACTORS--Background and Purpose of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (b) Alternatives. The information set forth in "SPECIAL FACTORS--Alternatives Considered to the Offer" of the Offer to Purchase is incorporated herein by reference.

              (c) Reasons. The information set forth in "SPECIAL
FACTORS--Background and Purpose of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (d) Effects. The information set forth in "SPECIAL
FACTORS--Effects of the Offer," "SPECIAL FACTORS--Certain United States Federal Income Tax Consequences" and "SPECIAL FACTORS--Effects of the Offer--Book Value and Net Earnings" of the Offer to Purchase is incorporated herein by reference.

       Item 8. Fairness of the Going-Private Transaction.

              (a) Fairness. The information set forth in "SPECIAL
FACTORS--Fairness of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (b) Factors Considered in Determining Fairness. The information set forth in "SPECIAL FACTORS--Fairness of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (c) Approval of Security Holders. The information set forth in "SPECIAL FACTORS--Fairness of the Offer" of the Offer to Purchase is incorporated herein by reference.

              (d) Unaffiliated Representative. The information set forth in "SPECIAL FACTORS--Fairness of the Offer" and "SPECIAL FACTORS--Risk Factors--We have a conflict of interest in making this Offer" of the Offer to Purchase is incorporated herein by reference.

              (e) Approval of Directors. The information set forth in "SPECIAL FACTORS--Fairness of the Offer" and "SPECIAL FACTORS--Risk Factors--We have a conflict of interest in making this Offer" of the Offer to Purchase is incorporated herein by reference.

              (f) Other Offers. Not Applicable.

       Item 9. Reports, Opinions, Appraisals and Negotiations.

              (a) Report, Opinion or Appraisal. The information set forth in "SPECIAL FACTORS--Fairness of the Offer" and "SPECIAL FACTORS--Determination of Offer Price--Appraisal" of the Offer to Purchase is incorporated herein by reference.

              (b) Preparer and Summary of the Report, Opinion or Appraisal. The information set forth in "SPECIAL FACTORS--Determination of Offer Price Appraisal" of the Offer to Purchase is incorporated herein by reference.

              (c) Availability of Documents. The information set forth in "SPECIAL FACTORS -- Determination of Offer Price -- Appraisal" is incorporated herein by reference.



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
       Item 10. Source and Amounts of Funds or Other Consideration.

              (c) Expenses. The information set forth in "THE TENDER OFFER--Certain Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

       Item 12. The Solicitation or Recommendation.

              (d) Intent to Tender or Vote in a Going-Private Transaction. Not Applicable.

              (e) Recommendations of Others. Except as set forth in "SPECIAL FACTORS--Fairness of the Offer" of the Offer to Purchase which is incorporated herein by reference, none of the General Partner, any executive officer or director of the General Partner, any person controlling the General Partner or any executive officer or director of any person ultimately controlling the General Partner has made a recommendation either in support of or opposed to the Offer.

       Item 13. Financial Statements. The information set forth in "THE TENDER OFFER--Available Information," "ANNEX A," and "ANNEX B" of the Offer to Purchase is incorporated herein by reference.

       Item 14. Persons/Assets, Retained, Employed, Compensated or Used.

              (b) Employees and Corporate Assets. The information set forth in "THE TENDER OFFER--Certain Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.


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

                                    SIGNATURE

       After due inquiry and to the best of their knowledge and belief, the undersigned hereby certify as of October 18, 2001 that the information set forth in this statement is true, complete and correct.

                                   ARVP ACQUISITION, L.P.


                                   By: ARV Assisted Living, Inc., the General
                                       Partner


                                   By:  /s/ DOUGLAS PASQUALE
                                        -----------------------------------
                                        Name: Douglas Pasquale
                                        Title: Chief Executive Officer


                                   ARV ASSISTED LIVING, INC.


                                   By:  /s/ DOUGLAS PASQUALE
                                        -----------------------------------
                                        Name: Douglas Pasquale
                                        Title: Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

(a)(1)(A)      Offer to Purchase, dated October 18, 2001.

(a)(1)(B)      Letter of Transmittal, dated October 18, 2001.

(a)(1)(C)      Notice of Withdrawal.

(a)(1)(D)      Letter to Clients.

(a)(1)(E)      Letter to Brokers, Dealers, Banks, Trust Companies and
               Other Nominees.

(a)(2)         Schedule 14D-9, dated October 18, 2001.

(a)(3)         Going-private disclosure documents.

(a)(4)         Not applicable.

(a)(5)(A)      Press release, dated October 5, 2001.

(a)(5)(B)      Press release, dated October 8, 2001.

(a)(5)(C)      Letter to Unitholders, dated October 18, 2001.

(a)(5)(D)      Press release, dated October 18, 2001.

(a)(5)(E)      Information Letter to Unitholders.

(a)(5)(F)      Letter from Red Mortgage Capital, Inc., dated October 9, 2001.

(a)(5)(G)      Urgent Letter to Unitholders.

(b)            Not applicable.

(c)(1)         Appraisal by Senior Living Valuation Services, Inc. relating to
               Villa Las Posas, dated October 8, 2001.

(c)(2)         Appraisal by Senior Living Valuation Services, Inc. relating to
               Chandler Villas, dated October 8, 2001.

(d)            Not applicable.

(e)            Not applicable.

(f)            Not applicable.

(g)            Not applicable.

(h)            Not applicable.


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